Exhibit 99.3


                  EMPLOYMENT AGREEMENT

          AGREEMENT by and between WCB Holding Corp., a Delaware corporation (the "Company"), and J. Wayne
Leonard (the "Executive"), dated as of _________, 200__.

          WHEREAS, the Executive is currently serving as Chief Executive Officer of Entergy Corporation, a
Delaware corporation ("E Corp"); and

          WHEREAS, the Company, E Corp, FPL Group, Inc., a Florida corporation ("F Corp"), Ring Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("E Acquisition Corp") and Ranger Acquisition
Corp., a Florida corporation and a wholly-owned subsidiary of the Company ("F Acquisition Corp") have entered into an Agreement and Plan of Merger, dated as of July 30, 2000 (the AMerger Agreement@), pursuant to which
E Acquisition Corp and F Acquisition Corp will merge with and into E Corp and F Corp, respectively; and

          WHEREAS, the Company wishes to provide for the orderly succession of the management of the Company, E
Corp, F Corp and their affiliates following the Effective
Time (as defined in the Merger Agreement); and

          WHEREAS, the Executive is willing to commit himself to be employed by the Company on the terms and conditions herein set forth; and

          WHEREAS, the parties desire to enter into this Agreement setting forth the terms and conditions for the employment relationship of the Executive with the Company during the Employment Period (as hereinafter defined),

          NOW, THEREFORE, IN CONSIDERATION of the mutual premises, covenants and agreements set forth below, it is hereby agreed as follows:

          1.   General.

          (a) Employment. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, in accordance with the terms and provisions of this Agreement during the Employment Period.

          (b)  Term. The term of the Executive's
employment under this Agreement (the AEmployment Period@) shall commence at the Effective Time and shall continue until the third anniversary thereof; provided, however, that on the first anniversary of the Effective Time and each subsequent anniversary thereof (each of such first and subsequent anniversaries, an "Extension Date"), the Employment Period shall automatically be extended for one additional year unless, at least three months prior to the applicable Extension Date, the Company or the Executive shall have given written notice not to extend the Employment Period. Notwithstanding anything herein to the contrary, if the Merger Agreement is terminated, then as of the time of such termination this Agreement shall be deemed canceled and of no force or effect.

          2.   Duties and Powers of the Executive.

          (a)  Position, Duties and Reporting.

               (i)  During the period beginning on the
     first day of the Employment Period and ending on the earlier of (A) the first anniversary thereof or (B) the date on which the individual serving as the Company's Executive Chairman as of the Effective
     Time (the "Executive Chairman") ceases to so serve
     (the "Initial Period"), the Executive shall serve as President and Chief Executive Officer of the Company and shall report directly to the Executive Chairman.
     During the Initial Period, the Executive shall have all of the powers, duties and responsibilities typically associated with the positions of President and Chief Executive Officer, including but not limited to direct charge of and general supervision over the business affairs of the Company, interaction with and presentation of matters to the Board of Directors of the Company (the "Board") and such other duties, rights and responsibilities which may be assigned to him by the Board. Notwithstand ing the foregoing, during the Initial Period, the Executive shall have input into, but shall not have primary responsibility with respect to, transition and integration matters relating to the transactions contemplated by the Merger Agreement, the primary responsibility for which matters shall be the respon sibility of the Executive Chairman. During the Initial Period, all Company officers shall report to the Executive.

               (ii) During the remaining portion of the Employment Period (the "Secondary Period"), the
     Executive shall serve as President and Chief
     Executive Officer of the Company and shall report directly to the Board. During the Secondary Period, the Executive shall have all of the powers, duties and responsibilities typically associated with the positions of President and Chief Executive Officer, including but not limited to direct charge of and general supervision over the business affairs of the Company, interaction with and presentation of matters to the Board and such other duties, rights and responsibilities which may be assigned to him by the Board. During the Secondary Period, all Company officers shall report to the Executive.

          (b) Board Membership. The Executive shall be a member of the Board commencing as of the first day of the Employment Period, and the Board shall propose the Executive for re-election to the Board throughout the Employment Period. At the end of the Employment Period, the Executive may continue as a member of the Board and may be considered for nomination for reelection to the Board thereafter on the same basis as the other non-employee directors.

          (c)  Other Positions.  During the Employment
Period, the Executive agrees to serve, if elected, at no additional compensation in the position of officer or director of any subsidiary or affiliate of the Company;
provided, however, that such position shall be of no less status relative to such subsidiary or affiliate as the position that the Executive holds pursuant to subsection
(a) is relative to the Company.

          (d) Attention. During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote full attention and time during normal business hours to the business and affairs of the Company and to use the his reasonable best efforts to perform such responsibilities in a professional manner. It shall not be a violation of this Agreement for the Executive to (i) serve on corporate, civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions and
(iii) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive=s responsibilities as an officer of the Company in accordance with this Agreement.

          (e) Location. During the Employment Period, the Company=s headquarters shall be located in Juno
Beach, Florida, and the Executive shall be employed at such headquarters except for reasonably required travel on the Company's business. The Executive shall establish a principal residence in the general area of Juno Beach, Florida. The Company shall assure that the Executive suffers no financial loss on the sale of the principal residence presently maintained by the Executive in the New Orleans metropolitan area (including a gross-up payment for the additional income taxes payable by the Executive as a result of such payment for any such loss).
The Company shall reimburse the Executive for all of his moving expenses incurred in relocating to the Juno Beach, Florida area. During the period from the first day of the Employment Period and the date of such relocation, the Company shall provide the Executive with an apartment in the Juno Beach, Florida area and reimburse him for reasonable expenses while in the Juno Beach, Florida area and travel between the Juno Beach, Florida area and his principal residence, provided in each case that the Executive complies with the policies, practices and procedures of the Company for relocation benefits for senior executives of the Company, and for submission of expense reports, receipts, or similar documentation of such expenses.

          (f) By-laws of the Company. At all times from the Effective Time through the respective periods set forth in Sections 2.11 and 3.03 of the Company's By-laws, as in effect as of the date hereof (the "By-laws"), such Sections of the By-laws shall remain in effect unless amended by the affirmative vote of at least two-thirds of the Board (a AQualified Majority@).

          3.   Compensation.

          (a)  Base Salary.   The annual rate of base
salary payable to the Executive from and after the Effective Time (the "Annual Base Salary") will be determined by the compensation committee of the Board
(the "Compensation Committee") at or before the Effective
Time (subject to annual reviews and increases thereafter) based on competitive practices for the chief executive officers of companies of comparable size and standing, but in no event shall such base salary during the Initial
Period be less than the base salary payable to the Executive Chairman. The Annual Base Salary shall be payable in accordance with the Company=s regular payroll practice for its senior executives, as in effect from time to time. During the Employment Period, the Annual
Base Salary shall be reviewed by the Compensation
Committee for possible increase at least annually.  The
Annual Base Salary shall not be reduced after any such increase, and the term AAnnual Base Salary@ shall thereaf ter refer to the Annual Base Salary as so increased.

          (b)  Annual Incentive Compensation.  The
Executive shall be eligible to earn such annual incentive compensation as is determined by the Compensation
Committee at or before the Effective Time (subject to annual reviews and increases thereafter) based on competitive practices for the chief executive officers of companies of comparable size and standing. The annual incentive compensation paid to the Executive with respect to the Initial Period shall not be less than the annual incentive compensation paid to the Executive Chairman with respect to the Initial Period and the Executive's annual incentive compensation opportunity during the Secondary Period shall be on terms and conditions no less favorable than those made available to any other senior officer of the Company.

          (c) Long-Term Incentives. The Executive shall be eligible to earn such long-term incentive compensation as is determined by the Compensation Committee at or before the Effective Time (subject to annual reviews and increases thereafter) based on competitive practices for the chief executive officers of companies of comparable size and standing. Such opportunities may, in the discretion of the Compensation Committee, include stock options, stock appreciation rights, restricted stock or stock units, performance stock or units and/or other types of long-term incentive awards. The long-term incentive compensation awarded to the Executive with respect to performance periods commencing on or after the Effective Time during the Initial Period shall be on terms and conditions no less favorable than the long-term incentive compensation awarded to the Executive Chairman with respect to the Initial Period and the Executive's long-term incentive compensation opportunity with respect to performance periods commencing on or after the Effec tive Time during the Secondary Period shall be on terms and conditions no less favorable than those made available to any other senior officer of the Company.

          (d)  Employee Benefit Programs.  During the
Employment Period, (i) the Executive shall be eligible to participate in all savings and retirement plans, practices, policies and programs on at least as favorable a basis as any other senior executive of the Company and, during the Initial Period, at least as favorable a basis as the Executive Chairman and (ii) the Executive and/or the Executive=s family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company, other than severance plans, practices, policies and programs but including, without limitation, medical, prescription, dental, disability, salary continuance, employee life insurance, group life insurance, accidental death and travel accident insurance plans and programs, and, upon retirement, all applicable retirement benefit plans to the same extent and subject to the same terms, conditions, cost-sharing requirements and the like, as any other senior executive of the Company and, during the Initial Period, as the Executive Chairman, as such plans may be amended from time to time.

          (e) Supplemental Retirement Benefits. During the Employment Period, the Executive shall participate in one or more supplemental executive retirement plans, agreements and arrangements ("SERPs") such that the aggregate value of the retirement benefits that he and his beneficiaries will receive at the end of the Employment Period under all pension benefit plans, agreements and arrangements of the Company and its affiliates (whether qualified or not) will be not less than the benefits he would have received had he continued, through the end of the Employment Period, to participate in all pension benefit plans, agreements and arrangements of E Corp and its affiliates in which he participates on the date hereof, including but not limited to the letter agreement between the Executive and Entergy Services Inc. dated as of March 13, 1998.

          (f) Expenses. The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this Agreement and the Company shall promptly reimburse him for all such expenses, subject to documentation in accordance with reasonable policies of the Company in effect from time to time.

          (g)  Fringe Benefits.  During the Employment
Period, the Executive shall be furnished with such fringe benefits and perquisites as are customary for the President and Chief Executive Officer of a corporation of the size and nature of the Company and shall participate in all fringe benefits and perquisites available to any other senior executive of the Company and, during the Initial Period, to the Executive Chairman.

          (h)  Vacation.  During the Employment Period.
the Executive shall be entitled to paid vacation on at least as favorable a basis as any other senior executive of the Company and, during the Initial Period, as the Executive Chairman.

          (i) Compensation Review. Prior to the end of the Initial Period, the Compensation Committee shall undertake, with the aid of an independent, nationally-recognized compensation consultant, a comprehensive review of all components of the Executive's compensation and shall adjust the Executive's compensation, effective as of the first day of the Secondary Period, in a manner consistent with the results of such review; provided, however, that in no event shall any component of the Executive's compensation be reduced or otherwise adversely affected without the Executive's consent.

          4.   Termination of Employment.
          (a)  Death or Disability.  The Executive=s
employment shall terminate automatically upon the Executive=s death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period
(pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with Section 4(b) of this Agreement of its intention to terminate the Executive=s employment. In such event, the Executive=s employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the ADisability Effec tive Date@), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive=s duties. For purposes of this Agreement, ADisability@ means that (i) the Executive has been unable, for the period, if any, specified in the Company=s disability plan for senior executives, but not less than a period of 180 consecutive days, to perform the Executive=s duties under this Agreement and (ii) a physician selected by the Company or its insurers, and reasonably acceptable to the Executive or the Executive=s legal representative, has determined that the Executive is disabled within the meaning of the applicable disability plan for senior executives.

          (b)  By the Company.

          (i) The Company may terminate the Executive=s employment during the Employment Period for Cause or without Cause. For purposes of this Agreement, ACause@ shall mean (A) willful and continued failure by the Executive to substantially perform his duties under this Agreement or (B) the conviction of, or the entering of plea of nolo contendere by, the Executive of a felony. For purposes of the foregoing, (1) no act or failure to act on the part of the Executive shall be considered Awillful@ unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive=s action or omission was in the best interests of the Company and (2) any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board, or the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The Company expressly acknowledges that Cause will not exist merely because of a failure of the Company or its affiliates to meet budgeted results.

          (ii) A termination of the Executive's
     employment for Cause shall be effected only in accordance with the following procedures. The
     Company shall give the Executive written notice
     ("Notice of Termination for Cause") of its intention to terminate the Executive's employment for Cause, setting forth in reasonable detail the specific conduct of the Executive that it considers to constitute Cause and the specific provision(s) of this Agreement on which it relies. The Executive shall have 30 days after receiving the Notice of Termination for Cause in which to cure such act or failure. If the Executive fails to cure such act or failure to the reasonable satisfaction of the Board, the Company shall give the Executive a second written notice stating the date, time and place of a special meeting of the Board called and held specifically for the purpose of considering the Executive's termination for Cause, which special meeting shall take place not less than ten and not more than twenty business days after the Executive receives notice thereof. The Executive shall be given an opportunity, together with counsel, to be heard at the special meeting of the Board. The
     Executive's termination for Cause shall be effective when and if a resolution is duly adopted at such special meeting by the affirmative vote of at least
     2/3 of the Board stating that in the good faith opinion of the Board, the Executive is guilty of the conduct described in the Notice of Termination for Cause and that such conduct constitutes Cause under this Agreement.

          (iii)     Any termination of the Executive's
     employment without Cause shall be approved, for so long as the By-laws contain the provision described in Section 2(f) above, by at least a Qualified
     Majority of the Board and, at all other times, by at least a majority of the full membership of the Board. Termination without Cause shall be communicated to the Executive by written notice specifying the effective date of termination, which date shall be not less than 30 days after the delivery of such notice, and that such termination is without Cause for purposes of this Agreement.

          (c)  Good Reason.

          (i) The Executive may terminate his employment for Good Reason or without Good Reason. For purpose of this Agreement, AGood Reason@ shall mean:

               (A)  any adverse change in the Executive=s
          titles, authority, duties, responsibilities and reporting lines as specified in Section 2(a) of this Agreement or the assignment to the Executive of any duties or responsibilities inconsistent in any respect with those customarily associated with the position to be held by the Executive pursuant to this Agreement;

               (B)  the failure by the Board to nominate
          the Executive for reelection to the Board at any annual meeting of the Company's shareholders during the Employment Period at which the Executive's term as a director is scheduled to expire;

               (C)  except as otherwise expressly
          provided herein, the appointment at any time during the Employment Period of any person other than the Executive to (x) the position of Chief Executive Officer, or (y) any other position or title conferring similar status or authority;

               (D)  the failure by the Company to
          maintain the provisions of the By-laws
          specified in Section 2(f) for the respective periods specified in the By-laws as of the date hereof;

               (E)  any failure by the Company to comply
          with any provision of Section 3 of this
          Agreement;

               (F)  any requirement by the Company that
          the Executive's services be rendered primarily at a location or locations other than that provided for in Section 2(e);

               (G)  any purported termination of the
          Executive's employment by the Company for a reason or in a manner not expressly permitted by this Agreement;

               (H)  any failure  by the Company to comply
          with Section 10(c) of this Agreement; or

               (I)  any other material breach of this
          Agreement by the Company that either is not taken in good faith or, even if taken in good faith, is not remedied by the Company promptly after receipt of notice thereof from the Executive.

     Following a Change in Control, the Executive's determination that an act or failure to act constitutes Good Reason shall be presumed to be valid unless such determination is deemed to be unreasonable by an arbitrator.

          (ii) A termination of employment by the
     Executive for Good Reason shall be effectuated by giving the Company written notice ("Notice of Termination for Good Reason") of the termination, setting forth in reasonable detail the specific acts or omissions of the Company that constitute Good
     Reason and the specific provision(s) of this Agreement on which the Executive relies. The
     Company shall have 30 days from the receipt of such Notice of Termination for Good Reason to cure the conduct cited therein. A termination of employment by the Executive for Good Reason shall be effective on the final day of such 30-day cure period unless prior to such time the Company has cured the specific conduct asserted by the Executive to constitute Good Reason to the reasonable satisfaction of the Executive (unless the notice sets forth a later date (which date shall in no event be later than 30 days after the notice is given) as of which such termination shall be effec tive).

          (iii)     A termination of the Executive=s
     employment by the Executive without Good Reason shall be effected by giving the Company written notice specifying the effective date of termination and that such termination is without Good Reason for purposes of this Agreement.

          (d)  Date of Termination.     The "Date of
Termination" means the date of the Executive's death, the Disability Effective Date, the date on which the termination of the Executive's employment by the Company for Cause or without Cause or by the Executive for Good
Reason is effective, or the effective date specified in a notice of a termination of employment without Good Reason from the Executive to the Company, as the case may be.


          5.   Obligations of the Company upon
Termination.

          (a)  Good Reason; Other Than for Cause.  If,
during the Employment Period, the Company shall terminate the Executive=s employment other than for Cause, death or Disability, or the Executive shall terminate his employment for Good Reason:

          (i) the Company shall pay to the Executive in a lump sum in cash, within 10 days after the Date of Termination, the aggregate of the amounts set forth in clauses A, B and C below:

               (A)  The sum of:

                    (1)  the Executive=s Annual Base
                         Salary through the Date of
                         Termination to the extent not
                         theretofore paid;

                    (2)  the product of (x) the greater
                         of (i) the highest annual bonus
                         paid or payable to the Executive
                         by the Company and its
                         affiliated companies, including
                         by reason of any deferral, in
                         respect of the three fiscal
                         years immediately preceding the
                         fiscal year in which occurs the
                         Date of Termination or (ii) the
                         "target" annual bonus as in
                         effect under the Company=s
                         annual incentive plan for the
                         fiscal year in which occurs the
                         Date of Termination (the
                         "Highest Bonus") and (y) a
                         fraction, the numerator of which
                         is the number of days in the
                         current calendar year through
                         the Date of Termination, and the
                         denominator of which is 365; and

                    (3)  any accrued vacation pay;

                    in each case to the extent not
                    theretofore paid (the sum of the
                    amounts  described in clauses (1),
                    (2) and (3) shall be hereinafter
                    referred to as the AAccrued Obliga
                    tions@);

               (B)  the amount equal to the product of
                    (1) three and (2) the sum of (x) the
                    Executive=s Annual Base Salary and
                    (y) the Highest Bonus; and

               (C)  an amount equal to the excess of

                    (1)  the actuarial equivalent of the
                         benefit under the Company's
                         applicable qualified defined
                         benefit retirement plan in which
                         the Executive is participating
                         immediately prior to his Date of
                         Termination (the "Retirement
                         Plan") (utilizing the rate used
                         to determine lump sums and, to
                         the extent applicable, other
                         actuarial assumptions no less
                         favorable to the Executive than
                         those in effect under E Corp's
                         tax-qualified defined benefit
                         pension plan immediately prior
                         to the Effective Time) and any
                         SERPs in which the Executive
                         participates which the Executive
                         would receive if the Executive's
                         employment continued for three
                         additional years beyond the Date
                         of Termination (or, if later,
                         until the Executive attains age
                         55), assuming for this purpose
                         that all accrued benefits are
                         fully vested, and, assuming that
                         the Executive=s compensation for
                         such deemed additional period
                         was the Executive=s Annual Base
                         Salary as in effect immediately
                         prior to the Date of Termination
                         and assuming a bonus in each
                         year during such deemed
                         additional period equal to the
                         Highest Bonus, over

                    (2)  the actuarial equivalent of the
                         Executive=s actual benefit (paid
                         or payable), if any, under the
                         Retirement Plan and the SERPs as
                         of the Date of Termination
                         (utilizing the rate used to
                         determine lump sums and, to the
                         extent applicable, other
                         actuarial assumptions no less
                         favorable to the Executive than
                         those in effect under E Corp's
                         tax-qualified defined benefit
                         pension plan immediately prior
                         to the Effective Time);

          (ii) any stock awards, stock options, stock appreciation rights or other equity-based awards that were outstanding immediately prior to the Date of Termination (APrior Stock Awards@) shall vest and/or become exercisable, as the case may be, as of the Date of Termination, and the Executive shall have the right to exercise any such stock option, stock appreciation right or other exercisable equity-based award until the earlier of (A) three years from the Date of Termination (or such longer period as may be provided under the terms of any such stock option, stock appreciation right or other equity-based award) and (B) the normal expiration date of such stock option, stock appreciation right or other equity-based award;

          (iii)     for three years after the Executive=s
     Date of Termination or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and/or the Executive=s family at least equal to those which would have been provided to them in accordance with the welfare plans, programs, practices and policies described in Section 3(d) of this Agreement if the Executive=s employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or dental benefits under another employer provided plan, the medical and dental benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until three years after the date of Termination and to have retired on the last day of such period; and

          (iv) to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is entitled to receive under any plan, program, policy, practice, contract or agreement of the Company and its affiliated companies (such other amounts and benefits shall be hereinafter referred to as the AOther Benefits@).

          (b)  Cause; Other than for Good Reason. If the
Executive=s employment shall be terminated for Cause during the Employment Period, or if the Executive voluntarily terminates employment during the Employment
Period, excluding a resignation for Good Reason, this Agreement shall terminate without further obligations to the Executive other than for amounts described in Sections 5(a)(i)(A)(1) and 5(a)(i)(A)(3), which amounts shall be paid to the Executive in a lump sum within 30 days of the Date of Termination, and the payment or provision of Other Benefits in accordance with their terms.

          (c)  Death.  If the Executive=s employment
terminates by reason of the Executive=s death during the Employment Period, the Company shall pay or provide, as applicable, to the Executive's estate or beneficiary, as applicable, (i) all amounts and benefits that would have been paid or provided to or on behalf of the Executive had the Executive terminated his employment for Good
Reason on the Date of Termination and (ii) all Accrued
Obligations as of the Date of Termination in a lump sum in cash within 30 days of the Date of Termination, and the Executive=s estate or beneficiary shall be entitled to any Other Benefits in accordance with their terms.
Any Prior Stock Awards shall vest and/or become exercisable, as the case may be, as of the Date of Termination and the Executive=s estate or beneficiary, as the case may be, shall have the right to exercise any such stock option, stock appreciation right or other exercisable equity-based award until the earlier of (A) one year from the Date of Termination (or such longer period as may be provided under the terms of any such stock option, stock appreciation right or other equity-based award) and (B) the normal expiration date of such stock option, stock appreciation right or other equity-based award.

          (d) Disability. If the Executive=s employment is terminated by reason of Disability during the Employment Period, the Company shall pay or provide, as applicable, to the Executive (i) all amounts and benefits that would have been paid or provided to or on behalf of the Executive had the Executive terminated his employment for Good Reason on the Date of Termination and (ii) all Accrued Obligations as of the Date of Termination in a lump sum in cash within 30 days of the Date of Termination, and the Executive shall be entitled to any Other Benefits in accordance with their terms. Any Prior
Stock Awards shall vest immediately and/or become exercisable, as the case may be, and the Executive shall have the right to exercise any such stock option, stock appreciation right or other exercisable equity-based award until the earlier of (A) one year from the Date of Termination (or such longer period as may be provided under the terms of any such stock option, stock appreciation right or other equity-based award) and (B) the normal expiration date of such stock option, stock appreciation right or other equity-based award.

          (e) Retirement. If the Executive's employment terminates at the expiration of the Employment Period, the Executive shall be paid the Accrued Obligations in a lump sum in cash within 30 days of the Date of Termination and the Executive shall be entitled to any Other Benefits in accordance with their terms.

          6.   Change in Control.

          (a)  Benefits Upon a Change in Control.  The
Executive=s rights upon a termination of employment that occurs following a Change in Control shall be as specified in Section 5 generally for termination of employment. In addition, notwithstanding anything else in this Agreement, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the occurrence of the Change in Control shall be deemed to be a termination for Good
Reason for all purposes of this Agreement.

          (b)  Definition.  For purposes of this
Agreement, a AChange in Control@ shall mean the occurrence of any of the following events after the Effective Time:

               (i)  the purchase or other acquisition by
     any person, entity or group of persons, acting in concert within the meaning of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of twenty-five percent
     (25%) or more of either the shares of common stock outstanding immediately following such acquisition or the combined voting power of the Company's voting securities entitled to vote generally and outstanding immediately following such acquisition, other than any such purchase or acquisition in connection with a Non-CIC Merger (defined in subsection (ii) below);

               (ii) the consummation of a merger or
     consolidation of the Company, or any direct or indirect subsidiary of the Company with any other corporation, other than a Non-CIC Merger, which shall mean a merger or consolidation immediately following which the individuals who comprise the Board of Directors immediately prior thereto constitute at least a majority of the Board of Directors, or the board of directors of the entity surviving such merger or consolidation, or the board of directors of any parent thereof;

               (iii)     the stockholders of the Company
     approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company=s assets; or

               (iv) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, at the Effective Time, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the Effective Time or whose appointment, election or nomination for election was previously so approved or recommended, cease for any reason to constitute at least a majority thereof.

     Notwithstanding the foregoing, no Change in Control shall be deemed to occur solely by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

          7.   Confidential Information.

          The Executive shall hold in a fiduciary
capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it, except (x) otherwise publicly available information, or (y) as may be necessary to enforce his rights under this Agreement or necessary to defend himself against a claim asserted directly or indirectly by the Company or its affiliates.

          8.   Full Settlement.

          (a)  No Duty to Mitigate; No Reduction.  The
Company=s obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as specifically provided in Section 5(a)(iii) with respect to certain medical and dental benefits, such amounts shall not be reduced whether or not the Executive obtains other employment.

          (b)  Non-exclusivity of Rights.  Nothing in the
Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies for which the Executive may qualify, nor, subject to Section 12(h), shall anything in this Agreement limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Vested benefits and other amounts that the Executive is otherwise entitled to receive under any plan, policy, practice or program of, or any contract of agreement with, the Company or any of its affiliated companies on or after the Date of Termination shall be payable in accordance with the terms of each such plan, policy, practice, program, contract or agreement, as the case may be, except as explicitly modified by this Agreement.

          9.   Disputes

          Any dispute about the validity, interpretation, effect or alleged violation of this Agreement shall be resolved by binding confidential arbitration to be held in Palm Beach, Florida, in accordance with the Commercial
Arbitration Rules of the American Arbitration
Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereover. The Company shall pay all costs and expenses incurred by the Executive or the Executive=s beneficiaries in connection with any such controversy or dispute, including without limitation reasonable attorney=s fees as such fees and expenses are incurred, except that the Executive shall be responsible for any such costs and expenses incurred in connection with any claim determined by the arbitrator(s) to have been brought in bad faith. The Company shall bear its own costs and expenses incurred in connection with any such controversy or dispute. The Executive shall be entitled to interest at the applicable Federal rate provided for in Section 7872 (f) (2)(A) of the Internal Revenue Code of 1986, as amended (the ACode@), on any delayed payment which the arbitrator(s) determine he was entitled to under this Agreement.

          10.  Successors.

          (a)  No Assignment by Executive.  This
Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive=s legal representatives.

          (b) Successors to the Company. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

          (c)  Performance by a Successor to the Company.
The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, contemporaneously with such succession, to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, ACompany@ shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

          11.  Certain Additional Payments by the
Company.

          (a)  If any of the payments or benefits
received or to be received by a Participant in connection with a Change in Control or the Participant=s termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with a System Company) (all such payments and benefits, excluding the Gross-Up Payment, being hereinafter referred to as the ATotal Payments@) will be subject to any excise tax imposed under Section 4999 of the Code
(AExcise Tax@), the Employer shall pay to the Participant an additional amount (the AGross-Up Payment@) such that the net amount retained by the Participant, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments.

          (b) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (1) all of the Total
Payments shall be treated as Aparachute payments@ (within the meaning of Section 280G(b)(2) of the Code) unless, in the opinion of tax counsel (ATax Counsel@) reasonably acceptable to the Participant and selected by the accounting firm which was, immediately prior to the Change in Control Period, the Company=s independent auditor (the AAuditor@), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of Section 280G(b)(4)(A) of the Code;
(2) all Aexcess parachute payments@ (within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax
Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of Section
280G(b)(4)(B) of the Code) in excess of the ABase Amount@
(within the meaning of Section 280G(b)(3) of the Code) allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax; and (3) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Participant shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Participant=s residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 4.03(c)), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

          (c)  In the event that the Excise Tax is
finally determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment
(including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Employer shall make additional
Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Participant with respect to such excess) within five (5) business days following the time that the amount of such excess is finally determined. The Participant and the Employer shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total
Payments.

          (d)  The payments provided in this subsection
4.03(c) shall be made not later than the 5th day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Employer shall pay to the Participant on such day an estimate, in accordance with this subsection 4.03(c), of the minimum amount of such payments to which the Participant is clearly entitled and shall pay the remainder of such payments
(together with interest on the unpaid remainder (or on all such payments to the extent the Employer fails to make such payments when due) at 120% of the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termi nation.

          12.  Miscellaneous.

          (a)  Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of Florida applicable to agreements executed and performed entirely therein. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          (b)  Notices.  All notices and other
communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed to such address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          (c)  Invalidity.  The invalidity or
unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

          (d)  Tax Withholding.  Notwithstanding any
other provision of this Agreement, the Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

          (e) Failure to Assert Rights. The Executive=s or the Company=s failure to insist upon strict compliance with any provisions of, or to assert any right under, this Agreement shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

          (f) No Alienation. The rights and benefits of the Executive under this Agreement may not be anticipated, assigned, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by the Executive to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy.

          (g)  Counterparts.  This Agreement may be
executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same original.

          (h)  Other Agreements.  This Agreement
supercedes any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party.



          IN WITNESS WHEREOF, the Executive and, pursuant to due authorization from its Board of Directors, the Company have caused this Agreement to be executed as of the day and year first above written.



                              EXECUTIVE


                              ___________________________




                              COMPANY


                              By:________________________